SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 16, 2012

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.  Except as required by law, the Registrant does not undertake to update its forward looking statements.

Item 1.01            Entry into a Material Definitive Agreement

On March 16, 2012, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of 2,200 shares of our Series A Convertible Preferred Stock (the “Preferred Shares”) and warrants for gross proceeds to the Company of $2.2 million. Each Preferred Share is initially convertible into approximately 1,333.33 shares of our Common Stock for an aggregate total of 2,933,333 shares of our Common Stock (the “Conversion Shares”).

Pursuant to the terms of the Securities Purchase Agreement, each Purchaser was also issued a Series A Warrant, a Series B Warrant and a Series C Warrant (collectively, the “Warrants”), each to purchase up to a number of shares of the Company’s Common Stock equal to 100% of the Conversion Shares underlying the Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement (up to 2,933,333 shares in the aggregate for each of the three series of warrants, or 8,799,999 shares in total) (the “Warrant Shares”).  The Series A Warrants have an exercise price of $1.00 per share, are exercisable immediately, and have a term of exercise equal to five years from the date of issuance.  The Series B Warrants have an exercise price of $0.75 per share, are exercisable immediately, and have a term of exercise equal to one year from the date of issuance. The Series C Warrants have an exercise price of $1.00 per share and have a term of exercise equal to five years from the date of issuance, but only vest and become exercisable upon, and in proportion to, the exercise of the one-year Series B Warrants held by each Purchaser (or its assigns). The Warrants contain anti-dilution provisions, which may, under certain circumstances, reduce the exercise price (but have no effect on the number of shares subject to the Warrants) to match if we sell or grant options to purchase, including rights to reprice, our common stock or common stock equivalents at a price lower than the exercise price of the Warrants, or if we announce plans to do so.

The Purchasers also have the right to participate in certain future financings, subject to certain exceptions, and may invest up to 200% of their aggregate investment amount in the transaction described herein.  The Preferred Shares do not have voting rights except as required by law and are not entitled to a dividend.  The Conversion Shares have the voting rights afforded to all shares of Common Stock. The Preferred Shares have a liquidation preference equal to the initial purchase price.

On March 16, 2012, in connection with the closing of the private placement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers.  Under the Registration Rights Agreement, we are required to file a registration statement within 7 business days following the filing date of our Form 10-K for the year ended December 31, 2011, but in no event later than April 16, 2012.  Our failure to meet the filing deadlines and other requirements set forth in the Registration Rights Agreement may subject us to payment of certain monetary penalties.

Pursuant to the Certificate of Designation to create the Series A Convertible Preferred Stock, the Preferred Shares may be converted at any time at the option of the Purchasers into shares of our Common Stock at a conversion price of $0.75 per share (the “Conversion Price”). On each of (i) the Effective Date (as defined in the Registration Rights Agreement) and (ii) if the registration statement required to be filed pursuant to the Registration Rights Agreement is not declared effective on or before September 21, 2012 or if one or more Registration Statements do not register for resale by the Purchasers all of the Conversion Shares issuable to them under their Preferred Shares, the date that all Conversion Shares issuable pursuant to the Preferred Shares may be resold by the Holder pursuant to Rule 144 without volume or manner restrictions (each such date, the “Trigger Date”), the Conversion Price shall be reduced to the lesser of (w) the then Conversion Price, as adjusted and taking into consideration any prior resets, (x) 85% of the VWAP for the 5 trading days immediately following each such Trigger Date, as calculated pursuant to the AQR function on Bloomberg L.P., (y) 85% of the average of the VWAPs for each of the 5 trading days immediately following the Trigger Date and (z) 85% of the closing bid price on the last trading day of the 5 trading days immediately following each such Trigger Date, which shall thereafter be the new Conversion Price. The adjusted Conversion Price shall not be lower than $0.32.

The securities sold pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933 (the “Securities Act”) and have been issued under an exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof and Rule 506 of Regulation D.  The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Moody Capital, LLC (“Moody”) acted as the exclusive placement agent for the private placement. Pursuant to the terms of a Placement Agent Agreement entered into by GeoVax and Moody on January 18, 2012 (the “Placement Agent Agreement”), we agreed to pay to Moody a placement agent fee equal to 8% of the aggregate $2,200,000 of gross proceeds raised in the private placement.

The foregoing description of the Securities Purchase Agreement, Certificate of Designation, the Registration Rights Agreement, the Placement Agent Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each document.  Copies of the Form of Series A Warrant, the Form of Series B Warrant, the Form of Series C Warrant, the Form of Securities Purchase Agreement, the Form of Certificate of Designation, and the Form of Registration Rights Agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02            Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.  On March 21, 2012, we issued the Preferred Shares and Warrants to the Purchasers. The Preferred Shares and Warrants are being offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The shares to be issued upon conversion of the Preferred Shares and exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.03            Material Modification to Rights of Security Holders.

The disclosure provided above in Item 1.01 is incorporated by reference into this Item 3.03 in its entirety.

On March 20, 2012, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware, in the form attached as Exhibit 3.1 to this Current Report on Form 8-K.  The Certificate of Designation creates and specifies the rights of the Series A Convertible Preferred Stock, including the terms and conditions on which shares of such preferred stock would convert into shares of our Common Stock.

Item 8.01            Other Events

On March 20, 2012, we issued a press release announcing the transaction described under Item 1.01 herein.  Such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01            Financial Statements and Exhibits

The following exhibits are filed with this Current Report:

3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, filed March 20, 2012
4.1	Form of Stock Certificate for the Series A Convertible Preferred Stock
10.1	Form of Securities Purchase Agreement dated March 16, 2012
10.2	Form of Registration Rights Agreement dated March 16, 2012
10.3	Form of Series A Warrant
10.4	Form of Series B Warrant
10.5	Form of Series C Warrant
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2012

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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